UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2022

VolitionRx Limited
(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1489 West Warm Springs Road Suite 110 Henderson Nevada 89014 (Address of principal executive offices) +1 (646) 650-1351 (Registrant’s telephone number, including area code )
13215 Bee Cave Parkway Suite 125, Galleria Oaks B Austin, Texas 78738
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	VNRX	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2022, VolitionRx Limited (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Newbridge Securities Corporation (the “Underwriter”) pursuant to which the Company agreed to issue and sell an aggregate of 3,000,000 shares (the “Firm Shares”) of its common stock, par value $0.001 per share (the “Common Stock”) to the Underwriter. The Underwriter purchased the Firm Shares at a public offering price of $2.00 per share, less an underwriting commission of 7% for the sale of 2,687,500 shares to the public and 12,500 shares to a Company insider, and 3% for the sale of 300,000 shares to a Company insider. Under the terms of the Underwriting Agreement, the Company also granted the Underwriter a 30-day option to purchase up to an additional 450,000 shares of Common Stock (the “Option Shares” and, together with the Firm Shares, the “Shares”) at the same price per share as the Firm Shares. On August 1, 2022, the Underwriter exercised its option to purchase all of the Option Shares (such exercise, together with the Underwriter's purchase of the Firm Shares, the "Offering").

The net proceeds to the Company from the Offering are expected to be approximately $6.4 million before deducting estimated offering expenses payable by the Company. The Company intends to use the proceeds from the Offering for research and continued product development, clinical studies, product commercialization, working capital and other general corporate purposes, including potential strategic acquisitions.

The Offering is being made pursuant to the Company’s registration statement on Form S-3 (File No. 333-259783), previously filed with the Securities and Exchange Commission (“SEC”) on September 24, 2021 and declared effective by the SEC on November 8, 2021, and a prospectus supplement thereunder.

The Offering of the Shares closed on August 2, 2022.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties, and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by such parties.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. A copy of the opinion of Stradling Yocca Carlson & Rauth, P.C. relating to the legality of the issuance and sale of the Shares in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws.  Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected net proceeds of the Offering and the use of proceeds of the Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.  Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 11, 2022, the prospectus supplement related to the Offering, and subsequent filings with the SEC.  Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price.  The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

2

Item 2.02 Results of Operations and Financial Condition.

As part of the Offering, the Company disclosed that it expects to report holding approximately $16.7 million in cash and cash equivalents as of June 30, 2022. This amount is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of June 30, 2022 and is subject to change upon the completion of management’s and the Company’s audit committee’s reviews and other financial closing processes as well as the completion and preparation of the Company’s consolidated financial data for the quarter ended June 30, 2022.

Item 8.01 Other Events.

On July 28, 2022, July 29, 2022 and August 2, 2022, respectively, the Company issued a press release announcing the launch, pricing, and closing of the Offering. Copies of the press releases are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 29, 2022, by and between VolitionRx Limited and Newbridge Securities Corporation.
5.1	Opinion of Stradling, Yocca, Carlson & Rauth, P.ßC.
23.1	Consent of Stradling, Yocca, Carlson & Rauth, P.C. (contained in Exhibit 5.1).
99.1	Launch Press Release, dated July 28, 2022.
99.2	Pricing Press Release, dated July 29, 2022.
99.3	Closing Press Release, dated August 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED

Date: August 2, 2022	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

4